Exhibit 10.66


                                SUPPORT AGREEMENT

     This Support Agreement (the "AGREEMENT") is made as of this 9TH day of August, 2002, by and among ____________________________ ("EMPLOYEE"), FM
PRECISION GOLF MANUFACTURING CORP., a Delaware corporation ("FMM"), FM PRECISION GOLF SALES CORP., a Delaware corporation ("FMS"), ROYAL PRECISION, INC., a Delaware corporation ("RP"), ROYAL GRIP, INC., a Nevada corporation ("ROYAL GRIP"), ROYAL GRIP HEADWEAR CORPORATION, a Nevada corporation ("HEADWEAR") (FMM, FMS, Royal Grip and Headwear are herein collectively called "BORROWERS" and Borrowers and RP are hereafter called "SUPPORT ENTITIES"), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation ("LENDER").

                                   RECITALS:

     A. FMM and FMS are entering into an Amended and Restated Credit and Security Agreement with Lender of even date hereof (the "PRECISION CREDIT AGREEMENT"). Royal Grip and Headwear are entering into a Second Amended and Restated Credit and Security Agreement with Lender of even date hereof (the "ROYAL GRIP CREDIT AGREEMENT"). RP is the owner of all of the issued and outstanding stock of each of the Borrowers and will be economically benefited by the grant of credit by Lender to Borrowers pursuant to the Precision Credit Agreement and the Royal Grip Credit Agreement.

     B. Employee is employed by one or more of the Support Entities and fulfills tasks on behalf of all of the Support Entities as part of his employment responsibilities. Employee is fully familiar with the business and financial affairs of all of the Support Entities as a result of his employment with one or more of the Support Entities.

     C. Employee and the Support Entities are entering into this Agreement to induce Lender to enter into the Precision Credit Agreement and the Royal Grip Credit Agreement. Lender is unwilling to enter into the Precision Credit Agreement and the Royal Grip Credit Agreement without the assurances of Employee and the Support Entities contained in this Agreement.

                                  AGREEMENTS:

     In consideration of the recitals and mutual agreements contained herein, the parties agree:

     1. For purposes of this Agreement a "COLLATERAL DISPOSAL DATE" with respect to either the Precision Credit Agreement or the Royal Grip Credit Agreement or both, as applicable, is the date on which Lender has given notice of acceleration of all of the Obligations under and as defined in the applicable credit agreement and Lender has come into possession of any or all of the tangible Collateral (as that term is defined in the applicable credit agreement) or is collecting the accounts receivable of any of the Borrowers (the "ACCOUNTS") or is otherwise disposing of Collateral by reason of the occurrence of an Event of Default under the Security Agreements (as defined in the applicable credit agreement).

     2. If, on a Collateral Disposal Date, Employee is in the employ of any of the Support Entities, he will, for so long as he is so employed, provide Assistance. For the purposes of this Agreement, "ASSISTANCE" shall mean that at Lender's option and at Lender's request, Employee shall assist Lender in disposing of the Collateral or collecting the Accounts, and that Employee shall use reasonable efforts in good faith to obtain sales of the Collateral at the best obtainable prices and terms and to collect the Accounts at their full face value. The Support Entities which employ Employee will permit and direct Employee to spend such time as Lender deems necessary to provide the Assistance.

     3. If on a Collateral Disposal Date, or at any time within six months thereafter, at Lender's option and at Lender's request, Employee shall enter into Lender's employ for a period not to exceed six months for the sole purpose of providing the Assistance.

     4. Employee shall not be obligated to enter into Lender's employ if, on the date Lender requests Employee to be employed by Lender, Employee is already employed, or has an outstanding offer of employment, by an entity unrelated to any of the Support Entities which makes Employee's employment by Lender inconsistent with Employee's employment obligations to the unrelated entity.

     5. If Lender employs Employee pursuant to this Agreement, Lender shall have the right to terminate Employee's employment with Lender at any time on ten business days' written notice for any cause or without cause.

     6. If Employee receives an offer of employment by an entity unrelated to any of the Support Entities, Employee will have the right to terminate Employee's employment with Lender on ten days' written notice.

     7. The sole compensation and remuneration of Employee for any employment by Lender pursuant to this Agreement shall be a weekly salary paid at the same rate as the annual salary (on a weekly basis) payable to such person by the Support Entity or Entities on the first day of the calendar year in which such commencement is to occur, or if such commencement is to occur within the first calendar quarter, on June 1 of the immediately preceding calendar year. Such compensation shall be prorated for partial weeks of service.

     8. In connection with such employment, Employee shall not have any authority to bind Lender, except such specific authority as Lender may grant in writing.

     9. In the event of the death, mental or physical incapacity, or termination by Lender of employment of Employee, the Support Entities, jointly and severally, shall be responsible for obtaining a replacement for such person and the Support Entities shall use reasonable efforts in good faith to cause such replacement to execute a support agreement substantially in the form of this Agreement.

     10. This Agreement shall remain in full force and effect so long as either the Precision Credit Agreement or the Royal Grip Credit Agreement is outstanding or until otherwise agreed by an amendment hereto signed by Lender and Employee.

     11. The provisions of this Agreement are declared to be severable. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement.

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
     12. Employee and the Support Entities waive notice of Lender's acceptance hereof.

     13. Each party agrees to execute, acknowledge and deliver such other and further documents, instruments and statements as may be necessary to carry out the intent and provisions of this Agreement and to comply with all applicable laws, rules and regulations.

     14. If there is any arbitration or litigation by or among the parties to enforce or interpret any provision of this Agreement or any rights arising hereunder, the unsuccessful party in such arbitration or litigation, as determined by the arbitrator or court, shall pay to the successful party, as determined by the arbitrator or court, all costs and expenses, including without limitation attorneys' fees and costs, incurred by the successful party, such costs and expenses to be determined by the arbitrator or court sitting without a jury.

     15. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.

     16. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Arizona, without the application of any law of conflicts of laws that would require or permit the application of the laws of any other jurisdiction.

     17. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument. A faxed signature by any of the parties on this Agreement will be deemed an original signature, and will be fully binding upon such party.

DATED as of the date first above written.


                                        FM PRECISION GOLF MANUFACTURING CORP.

                                        By
                                           -------------------------------------

                                           Name:
                                                 -------------------------------

                                           Title:
                                                  ------------------------------


                                        FM PRECISION GOLF SALES CORP.

                                        By
                                           -------------------------------------

                                           Name:
                                                 -------------------------------

                                           Title:
                                                  ------------------------------

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
                                        ROYAL GRIP, INC.

                                        By
                                           -------------------------------------

                                           Name:
                                                 -------------------------------

                                           Title:
                                                  ------------------------------


                                        ROYAL GRIP HEADWEAR COMPANY

                                        By
                                           -------------------------------------

                                           Name:
                                                 -------------------------------

                                           Title:
                                                  ------------------------------


                                        ROYAL PRECISION, INC.

                                        By
                                           -------------------------------------

                                           Name:
                                                 -------------------------------

                                           Title:
                                                  ------------------------------

                                        WELLS FARGO BUSINESS CREDIT, INC.

                                        BY /s/ Keith Budoff
                                           -------------------------------------

                                           Name: Keith Budoff
                                                 -------------------------------

                                           Title: Officer
                                                  ------------------------------

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